POWER OF ATTORNEY
                               -----------------

	    	KNOW ALL MEN BY THESE PRESENTS, that each of the
	    undersigned, being a director or officer, or both, of RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint Jo-Ann Ford, Lawrence R. Ricciardi and Robert F. Sharpe, Jr., and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the REGISTRATION STATEMENT ON FORM S-3 relating to the sale of shares of preferred stock of the Company and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

	    	IN WITNESS WHEREOF, each of the undersigned has
	    subscribed his or her name, this 21st day of February, 1994.


	    /s/ Charles M. Harper        Chairman of the Board and Chief
            --------------------------   Executive Officer, Director
	    Charles M. Harper

	    /s/ Stephen R. Wilson        Executive Vice President and Chief
            --------------------------	 Financial Officer
	    Stephen R. Wilson

	    /s/ Robert S. Roath          Senior Vice President and Controller
            --------------------------
	    Robert S. Roath

	    /s/ John T. Chain, Jr.            Director
            --------------------------
	    John T. Chain, Jr.

	    /s/ Saul A. Fox                   Director
            --------------------------
	    Saul A. Fox

	    /s/ Louis V. Gerstner, Jr.        Director
            --------------------------
	    Louis V. Gerstner, Jr.

	    /s/ James H. Greene, Jr.          Director
            --------------------------
	    James H. Greene, Jr.

	    /s/ H. John Greeniaus             Director
            --------------------------
	    H. John Greeniaus

	    /s/ James W. Johnston             Director
            --------------------------
	    James W. Johnston

	    /s/ Vernon E. Jordan, Jr.         Director
            --------------------------
	    Vernon E. Jordan, Jr.

	    /s/ Henry R. Kravis               Director
            --------------------------
	    Henry R. Kravis

	    /s/ John G. Medlin, Jr.           Director
            --------------------------
	    John G. Medlin, Jr.

	    /s/ Paul E. Raether               Director
            --------------------------
	    Paul E. Raether

	    /s/ Lawrence R. Ricciardi         Director
            --------------------------
	    Lawrence R. Ricciardi

	    /s/ Rozanne L. Ridgway            Director
            --------------------------
	    Rozanne L. Ridgway

	    /s/ Clifton S. Robbins            Director
            --------------------------
	    Clifton S. Robbins

	    /s/ George R. Roberts             Director
            --------------------------
	    George R. Roberts

	    /s/ Scott M. Stuart               Director
            --------------------------
	    Scott M. Stuart

	    /s/ Michael T. Tokarz             Director
            --------------------------
	    Michael T. Tokarz